                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported):          October 1, 1998


                         THE COLONIAL BANCGROUP, INC.
            (Exact name of registrant as specified in its charter)

           Delaware                 1-13508             63-0661573
 (State of Incorporation)    (Commission File No.)   (IRS Employer I.D. No.)


     One Commerce Street, Montgomery, Alabama                   36104
     (Address of Principal Executive Office)                  (Zip Code)


      Registrant's telephone number, including area code:  334-240-5000

Item 5.  OTHER EVENTS

                 Publication of Combined Financial Results


The Colonial BancGroup, Inc. ("BancGroup") acquired by merger, First Macon Bank & Trust Company ("FMB") on October 1, 1998. This combination was accounted for by the pooling-of-interests method. The following financial results include FMB for the month ended October 31, 1998:

(Dollars in thousands)

Net Interest Income             $   29,275

Net Income                      $    6,316

                                  SIGNATURES




        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE COLONIAL BANCGROUP, INC.
                                        ----------------------------
                                                (Registrant)

Date:   November 10, 1998               /s/ W. Flake Oakley
                                        ----------------------------
                                              W. Flake Oakley
                                              Chief Financial Officer